                                                                    Exhibit 99.3

CHEC 2004-2                                    [BANC OF AMERICA SECURITIES LOGO]

ASSUMPTIONS
FRM PPC   40 HEP
ARM PPC   40 HEP
Run to    Call

                   -------------------------------------  -----------------------------------  -----------------------------------
                                FORWARD LIBOR                         FORWARD LIBOR                    FORWARD LIBOR + 100
                              TRIGGERS PASSING                      TRIGGERS FAILING                    TRIGGERS PASSING
--------------------------------------------------------  -----------------------------------  -----------------------------------
                     COLLATERAL    WA BOND     EXCESS      COLLATERAL    WA BOND     EXCESS     COLLATERAL    WA BOND     EXCESS
   PD       DATE     GROSS WAC     COUPON      SPREAD      GROSS WAC     COUPON      SPREAD     GROSS WAC     COUPON      SPREAD
--------------------------------------------------------  -----------------------------------  -----------------------------------

   1    11/25/2004     7.61%        2.31%        500          7.61%       2.31%        500         7.61%       3.31%        409
   2    12/25/2004     7.61%        2.49%        467          7.61%       2.49%        467         7.61%       3.49%        369
   3     1/25/2005     7.61%        2.72%        436          7.61%       2.72%        436         7.61%       3.72%        335
   4     2/25/2005     7.61%        2.73%        435          7.61%       2.73%        435         7.61%       3.73%        334
   5     3/25/2005     7.61%        2.85%        451          7.61%       2.85%        451         7.61%       3.85%        360
   6     4/25/2005     7.61%        3.03%        405          7.61%       3.03%        405         7.61%       4.03%        304
   7     5/25/2005     7.61%        3.07%        411          7.61%       3.07%        411         7.61%       4.07%        314
   8     6/25/2005     7.61%        3.16%        392          7.61%       3.16%        392         7.61%       4.16%        292
   9     7/25/2005     7.61%        3.29%        391          7.61%       3.29%        391         7.61%       4.29%        294
  10     8/25/2005     7.61%        3.34%        376          7.61%       3.34%        376         7.61%       4.34%        276
  11     9/25/2005     7.61%        3.48%        362          7.61%       3.48%        362         7.61%       4.48%        264
  12    10/25/2005     7.61%        3.53%        368          7.61%       3.53%        368         7.61%       4.53%        273
  13    11/25/2005     7.61%        3.64%        347          7.61%       3.64%        347         7.61%       4.64%        250
  14    12/25/2005     7.61%        3.74%        349          7.61%       3.74%        349         7.61%       4.74%        255
  15     1/25/2006     7.61%        3.84%        328          7.61%       3.84%        328         7.61%       4.84%        232
  16     2/25/2006     7.61%        3.94%        318          7.61%       3.94%        318         7.61%       4.94%        223
  17     3/25/2006     7.61%        4.04%        348          7.61%       4.04%        348         7.61%       5.04%        259
  18     4/25/2006     7.61%        4.14%        300          7.61%       4.14%        300         7.61%       5.14%        206
  19     5/25/2006     7.61%        4.24%        304          7.61%       4.24%        304         7.61%       5.24%        213
  20     6/25/2006     7.61%        4.34%        283          7.61%       4.34%        283         7.61%       5.34%        190
  21     7/25/2006     7.61%        4.43%        288          7.61%       4.43%        288         7.61%       5.43%        199
  22     8/25/2006     8.28%        4.53%        332          8.28%       4.53%        332         8.28%       5.53%        238
  23     9/25/2006     8.60%        4.63%        356          8.60%       4.63%        356         8.60%       5.63%        260
  24    10/25/2006     8.60%        4.72%        362          8.60%       4.72%        362         8.60%       5.72%        269
  25    11/25/2006     8.60%        4.65%        356          8.60%       4.65%        356         8.60%       5.65%        260
  26    12/25/2006     8.60%        4.74%        363          8.60%       4.74%        363         8.60%       5.74%        270
  27     1/25/2007     8.60%        4.83%        341          8.60%       4.83%        341         8.60%       5.83%        247
  28     2/25/2007     8.93%        4.92%        366          8.93%       4.92%        366         8.93%       5.92%        272
  29     3/25/2007     9.08%        4.99%        423          9.08%       4.99%        423         9.09%       5.99%        337
  30     4/25/2007     9.08%        5.07%        370          9.08%       5.07%        370         9.09%       6.07%        276
  31     5/25/2007     9.08%        5.16%        379          9.08%       5.16%        379         9.09%       6.16%        288
  32     6/25/2007     9.08%        5.23%        358          9.08%       5.23%        358         9.09%       6.23%        266
  33     7/25/2007     9.09%        5.31%        369          9.09%       5.31%        369         9.10%       6.31%        279
  34     8/25/2007     9.66%        5.40%        404          9.66%       5.40%        404         9.69%       6.40%        312
  35     9/25/2007    10.00%        5.48%        432         10.00%       5.48%        432        10.04%       6.48%        341
  36    10/25/2007    10.00%        5.57%        443         10.00%       5.57%        443        10.04%       6.57%        356
  37    11/25/2007    10.00%        5.52%        433         10.00%       5.52%        433        10.04%       6.52%        344
  38    12/25/2007    10.00%        5.56%        424         10.00%       5.59%        445        10.04%       6.56%        333
  39     1/25/2008    10.01%        5.52%        404         10.01%       5.68%        424        10.05%       6.52%        310
  40     2/25/2008    10.20%        5.47%        428         10.20%       5.76%        437        10.46%       6.47%        356
  41     3/25/2008    10.35%        5.46%        480         10.35%       5.84%        483        10.69%       6.46%        422
  42     4/25/2008    10.35%        5.47%        444         10.35%       5.92%        444        10.69%       6.47%        379
  43     5/25/2008    10.35%        5.49%        460         10.35%       6.00%        457        10.69%       6.49%        398
  44     6/25/2008    10.35%        5.51%        440         10.35%       6.08%        435        10.69%       6.51%        375
  45     7/25/2008    10.35%        5.54%        455         10.35%       6.17%        449        10.69%       6.54%        394
  46     8/25/2008    10.51%        5.57%        451         10.51%       6.26%        444        10.94%       6.57%        394
  47     9/25/2008    10.58%        5.59%        455         10.58%       6.35%        446        11.10%       6.59%        408
  48    10/25/2008    10.58%        5.61%        470         10.58%       6.44%        461        11.10%       6.61%        427
  49    11/25/2008    10.58%        5.58%        456         10.58%       6.47%        444        11.10%       6.58%        409
  50    12/25/2008    10.58%        5.62%        470         10.58%       6.56%        459        11.10%       6.62%        427
  51     1/25/2009    10.58%        5.65%        449         10.58%       6.66%        437        11.11%       6.65%        403
  52     2/25/2009    10.65%        5.69%        453         10.65%       6.75%        443        11.26%       6.69%        415
  53     3/25/2009    10.70%        5.72%        509         10.70%       6.83%        501        11.33%       6.72%        483
  54     4/25/2009    10.70%        5.75%        452         10.70%       6.92%        444        11.33%       6.75%        416
  55     5/25/2009    10.70%        5.77%        469         10.70%       7.01%        462        11.33%       6.77%        437
  56     6/25/2009    10.70%        5.80%        449         10.70%       7.10%        442        11.33%       6.80%        414
--------------------------------------------------------  -----------------------------------  -----------------------------------

                     ----------------------------------- -----------------------------------  -----------------------------------
                              FORWARD LIBOR + 100                 FORWARD LIBOR + 200                 FORWARD LIBOR + 200
                               TRIGGERS FAILING                    TRIGGERS PASSING                    TRIGGERS FAILING
-------------------------------------------------------- -----------------------------------  -----------------------------------
                       COLLATERAL    WA BOND    EXCESS     COLLATERAL   WA BOND     EXCESS      COLLATERAL    WA BOND    EXCESS
   PD       DATE       GROSS WAC     COUPON     SPREAD     GROSS WAC    COUPON      SPREAD      GROSS WAC     COUPON     SPREAD
-------------------------------------------------------- -----------------------------------  -----------------------------------

   1    11/25/2004        7.61%       3.31%       409         7.61%       4.31%       317          7.61%       4.31%       317
   2    12/25/2004        7.61%       3.49%       369         7.61%       4.49%       272          7.61%       4.49%       272
   3     1/25/2005        7.61%       3.72%       335         7.61%       4.72%       236          7.61%       4.72%       236
   4     2/25/2005        7.61%       3.73%       334         7.61%       4.73%       235          7.61%       4.73%       235
   5     3/25/2005        7.61%       3.85%       360         7.61%       4.85%       269          7.61%       4.85%       269
   6     4/25/2005        7.61%       4.03%       304         7.61%       5.03%       207          7.61%       5.03%       207
   7     5/25/2005        7.61%       4.07%       314         7.61%       5.07%       219          7.61%       5.07%       219
   8     6/25/2005        7.61%       4.16%       292         7.61%       5.16%       196          7.61%       5.16%       196
   9     7/25/2005        7.61%       4.29%       294         7.61%       5.29%       200          7.61%       5.29%       200
  10     8/25/2005        7.61%       4.34%       276         7.61%       5.34%       180          7.61%       5.34%       180
  11     9/25/2005        7.61%       4.48%       264         7.61%       5.48%       168          7.61%       5.48%       168
  12    10/25/2005        7.61%       4.53%       273         7.61%       5.53%       180          7.61%       5.53%       180
  13    11/25/2005        7.61%       4.64%       250         7.61%       5.64%       155          7.61%       5.64%       155
  14    12/25/2005        7.61%       4.74%       255         7.61%       5.74%       163          7.61%       5.74%       163
  15     1/25/2006        7.61%       4.84%       232         7.61%       5.84%       138          7.61%       5.84%       138
  16     2/25/2006        7.61%       4.94%       223         7.61%       5.94%       130          7.61%       5.94%       130
  17     3/25/2006        7.61%       5.04%       259         7.61%       6.04%       175          7.61%       6.04%       175
  18     4/25/2006        7.61%       5.14%       206         7.61%       6.14%       114          7.61%       6.14%       114
  19     5/25/2006        7.61%       5.24%       213         7.61%       6.24%       124          7.61%       6.24%       124
  20     6/25/2006        7.61%       5.34%       190         7.61%       6.34%       100          7.61%       6.34%       100
  21     7/25/2006        7.61%       5.43%       199         7.61%       6.43%       111          7.61%       6.43%       111
  22     8/25/2006        8.28%       5.53%       238         8.28%       6.53%       147          8.28%       6.53%       147
  23     9/25/2006        8.60%       5.63%       260         8.60%       6.63%       169          8.60%       6.63%       169
  24    10/25/2006        8.60%       5.72%       269         8.60%       6.72%       182          8.60%       6.72%       182
  25    11/25/2006        8.60%       5.65%       260         8.60%       6.65%       171          8.60%       6.65%       171
  26    12/25/2006        8.60%       5.74%       270         8.60%       6.74%       184          8.60%       6.74%       184
  27     1/25/2007        8.60%       5.83%       247         8.60%       6.83%       160          8.60%       6.83%       160
  28     2/25/2007        8.93%       5.92%       272         8.93%       6.92%       184          8.93%       6.92%       184
  29     3/25/2007        9.09%       5.99%       337         9.09%       6.99%       251          9.09%       6.99%       251
  30     4/25/2007        9.09%       6.07%       276         9.09%       7.07%       190          9.09%       7.07%       190
  31     5/25/2007        9.09%       6.16%       288         9.09%       7.16%       204          9.09%       7.16%       204
  32     6/25/2007        9.09%       6.23%       266         9.09%       7.23%       181          9.09%       7.23%       181
  33     7/25/2007        9.10%       6.31%       279         9.10%       7.31%       197          9.10%       7.31%       197
  34     8/25/2007        9.69%       6.40%       312         9.70%       7.40%       226          9.70%       7.40%       226
  35     9/25/2007       10.04%       6.48%       341        10.06%       7.48%       254         10.06%       7.48%       254
  36    10/25/2007       10.04%       6.57%       356        10.06%       7.57%       270         10.06%       7.57%       270
  37    11/25/2007       10.04%       6.52%       344        10.06%       7.52%       257         10.06%       7.52%       257
  38    12/25/2007       10.04%       6.59%       359        10.07%       7.56%       243         10.07%       7.59%       273
  39     1/25/2008       10.05%       6.68%       335        10.07%       7.52%       218         10.07%       7.68%       251
  40     2/25/2008       10.46%       6.76%       371        10.49%       7.47%       261         10.49%       7.76%       284
  41     3/25/2008       10.69%       6.84%       431        10.72%       7.46%       333         10.72%       7.84%       348
  42     4/25/2008       10.69%       6.92%       386        10.72%       7.47%       285         10.72%       7.92%       300
  43     5/25/2008       10.69%       7.00%       403        10.72%       7.49%       306         10.72%       8.00%       319
  44     6/25/2008       10.69%       7.08%       379        10.73%       7.51%       281         10.73%       8.08%       295
  45     7/25/2008       10.69%       7.17%       397        10.73%       7.54%       302         10.73%       8.17%       314
  46     8/25/2008       10.94%       7.26%       397        11.14%       7.57%       316         11.14%       8.26%       328
  47     9/25/2008       11.10%       7.35%       410        11.37%       7.59%       337         11.37%       8.35%       349
  48    10/25/2008       11.10%       7.44%       428        11.37%       7.61%       359         11.37%       8.44%       370
  49    11/25/2008       11.10%       7.47%       410        11.37%       7.58%       338         11.37%       8.47%       350
  50    12/25/2008       11.10%       7.56%       428        11.38%       7.62%       359         11.38%       8.56%       372
  51     1/25/2009       11.11%       7.66%       404        11.38%       7.65%       331         11.38%       8.66%       346
  52     2/25/2009       11.26%       7.75%       419        11.67%       7.69%       357         11.67%       8.75%       374
  53     3/25/2009       11.33%       7.83%       488        11.84%       7.72%       445         11.84%       8.83%       464
  54     4/25/2009       11.33%       7.92%       425        11.84%       7.75%       369         11.84%       8.92%       393
  55     5/25/2009       11.33%       8.01%       446        11.85%       7.77%       393         11.85%       9.01%       417
  56     6/25/2009       11.33%       8.10%       424        11.85%       7.80%       367         11.85%       9.10%       394
-------------------------------------------------------- -----------------------------------  -----------------------------------

(1)  Collateral Gross WAC is the Weighted Average Gross Coupon Rate of the
     collateral for the related period

(2)  WA Bond Coupon is the Weighted Average Coupon paid to the bonds for the related period

(3)  Excess Spread is calculated by subtracting out Servicing / Trustee Fees and
     Bond Interest Paid from the Interest Remittance amount, then converted to basis points based on the Collateral Balance for the related period

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an
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accepting this material the recipient agrees that it will not distribute or
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contained in this material may be based on assumptions regarding market
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